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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                  March 1, 2001

                         AURORA BIOSCIENCES CORPORATION
               (Exact name of Registrant as specified in charter)





              DELAWARE                        0-22669                      33-0669859
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      (STATE OR JURISDICTION                                            (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)    (COMMISSION FILE NUMBER)         IDENTIFICATION NO.)
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                             11010 N. TORREYANA ROAD
                           SAN DIEGO, CALIFORNIA 92121
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 404-6600





                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS.

       On March 1, 2001, Aurora Biosciences Corporation, a Delaware corporation
("Aurora") completed the acquisition of PanVera Corporation, a Wisconsin corporation ("PanVera"). The acquisition was effected in accordance with the Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of November 16, 2000, by and among Aurora, Aurora Acquisition Corp., a
Wisconsin corporation and a wholly owned subsidiary of Aurora ("Merger Sub"), and PanVera, pursuant to which Merger Sub was merged with and into PanVera (the
"Merger"). As a result of the Merger, PanVera became a wholly owned subsidiary of Aurora. The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted as a "pooling of interests." A copy of the Merger
Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     At the effective time of the Merger, each issued and outstanding share of PanVera common stock was converted into the right to receive 1.3422 shares (the
"Exchange Ratio") of Aurora common stock. In addition, Aurora assumed all of the outstanding options to purchase capital stock of PanVera in connection with the Merger, and such options are now exercisable for shares of Aurora common stock, with appropriate adjustments to exercise price and share numbers based on the Exchange Ratio. As a result of the Merger, Aurora issued approximately 1,639,701 shares of its common stock and assumed options to purchase 260,251 shares of its common stock. In connection with the Merger, Aurora issued a press release, dated March 1, 2001, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial Statements of business acquired

              The audited and interim unaudited financial statements of PanVera required by this item will be filed by amendment to this Current
              Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

       (b)    Pro forma financial information

              The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form
              8-K must be filed.

       (c)    Exhibits

              2.1 Agreement and Plan of Merger and Reorganization, dated as of November 16, 2000, by and among Aurora Biosciences
                     Corporation, Aurora Acquisition Corp. and PanVera
                     Corporation (1)

              99.1   Press Release issued on March 1, 2001 by Aurora



       (1) Incorporated by reference to Exhibit 99.1 of Aurora's Current Report on Form 8-K filed on November 21, 2000.


                                       1.
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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AURORA BIOSCIENCES CORPORATION




                                       By /s/ John Pashkowsky
                                          --------------------------------------
                                          John Pashkowsky
                                          Vice President, Finance and Treasurer


Date:  March 7, 2001


                                       2.
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                                INDEX TO EXHIBITS

2.1    Agreement and Plan of Merger and Reorganization, dated as of November 16,
       2000, by and among Aurora Biosciences Corporation, Aurora Acquisition
       Corp. and PanVera Corporation (1)

99.1   Press Release issued on March 1, 2001 by Aurora Biosciences Corporation


       (1) Incorporated by reference to Exhibit 99.1 of Aurora's Current Report on Form 8-K filed on November 21, 2000.

                                       3.